UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	September 4, 2007

deltathree, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-28063	13-4006766
(Commission File Number)	(IRS Employer Identification No.)

75 Broad Street, New York, NY	10004
(Address of Principal Executive Offices)	(Zip Code)

(212) 500-4850
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

At the Annual Meeting of Stockholders of deltathree, Inc. (the “Company”) held on September 4, 2007, the Company’s stockholders approved, among other items, the adoption of the Amended and Restated 2006 Non-Employee Director Stock Plan. The plan provides for the automatic grant of shares of restricted stock to non-employee directors of the Company. The aggregate number of shares of restricted stock issuable under the plan is 500,000 shares. Under the plan, the restricted stock represents shares of the Company’s common stock that, at the time of issuance, are subject to certain forfeiture provisions related to continued service on the Company’s board of directors. The restricted stock must generally be held by the non-employee director for one year while still a member of the Company’s board.

The brief summary contained above is qualified in its entirety by reference to the full text of the plan. The complete text of the plan is attached as an exhibit to this Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 4, 2007, the Board of Directors of the Company approved to amend all outstanding options expiring in December 2007 previously granted under the Company’s 1999 Stock Incentive Plan (the “Plan”) to extend the option term by one year to December 2008. All outstanding options previously granted under the Plan have a seven year option term. Under this amendment, all options granted under the Plan in December 2000 and expiring in December 2007 will be extended for one additional year to expire in December 2008. Under the terms of the Plan, this amendment does not require stockholder approval.

Options for the right to purchase 130,000 shares of the Company’s common stock granted to Mr. Shimmy Zimels, the Company’s Chief Executive Officer, would be expiring on December 31, 2007, and under this amendment, the term for these options will be extended to December 31, 2008. Except for such one year extension, none of the other terms of the options have changed. No other options granted to any other named executive officers of the Company are affected by this amendment.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Document
10.1	deltathree, Inc. Amended and Restated 2006 Non-Employee Director Stock Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

deltathree, Inc. (Registrant)

Date: September 4, 2007	By:	/s/ Shimmy Zimels
Shimmy Zimels Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	deltathree, Inc. Amended and Restated 2006 Non-Employee Director Stock Plan